                                                                               .
                                                                               .
                                                                               .
                                                            EXHIBIT (g)(1)(ii)

                                AMENDED EXHIBIT A

                FUND*                        EFFECTIVE DATE
--------------------------------------       --------------
ING EQUITY TRUST
    ING Convertible Fund                      June 9, 2003
    ING Disciplined LargeCap Fund             June 9, 2003
    ING Equity and Bond Fund                  June 9, 2003
    ING Financial Services Fund               June 9, 2003
    ING Growth Opportunities Fund             June 9, 2003
    ING LargeCap Growth Fund                  June 9, 2003
    ING Large Company Value Fund              June 9, 2003
    ING MidCap Opportunities Fund             June 9, 2003
    ING MidCap Value Fund                     June 9, 2003
    ING Principal Protection Fund             June 2, 2003
    ING Principal Protection Fund II          June 2, 2003
    ING Principal Protection Fund III         June 2, 2003
    ING Principal Protection Fund IV          June 2, 2003
    ING Principal Protection Fund V           June 2, 2003
    ING Principal Protection Fund VI          June 2, 2003
    ING Principal Protection Fund VII          May 1, 2003
    ING Principal Protection Fund VIII             TBD
    ING Principal Protection Fund IX               TBD
    ING Real Estate Fund                      June 9, 2003
    ING SmallCap Opportunities Fund           June 9, 2003
    ING SmallCap Value Fund                   June 9, 2003
    ING Tax Efficient Equity Fund             June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund            April 7, 2003
    ING GNMA Income Fund                     April 7, 2003
    ING High Yield Bond Fund                 April 7, 2003
    ING High Yield Opportunity Fund          April 7, 2003
    ING Intermediate Bond Fund               April 7, 2003
    ING Lexington Money Market Trust         April 7, 2003
    ING Money Market Fund                    April 7, 2003
    ING National Tax-Exempt Bond Fund        April 7, 2003
    ING Strategic Bond Fund                  April 7, 2003

ING GET FUND
    ING GET Fund - Series D                  July 14, 2003
    ING GET Fund - Series E                  July 14, 2003
    ING GET Fund - Series G                  July 14, 2003
    ING GET Fund - Series H                  July 14, 2003
    ING GET Fund - Series I                  July 14, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

    ING GET Fund - Series J                                  July 14, 2003
    ING GET Fund - Series K                                  July 14, 2003
    ING GET Fund - Series L                                  July 14, 2003
    ING GET Fund - Series M                                  July 14, 2003
    ING GET Fund - Series N                                  July 14, 2003
    ING GET Fund - Series P                                  July 14, 2003
    ING GET Fund - Series Q                                  July 14, 2003
    ING GET Fund - Series R                                  July 14, 2003
    ING GET Fund - Series S                                  July 14, 2003
    ING GET Fund - Series T                                  July 14, 2003
    ING GET Fund - Series U                                  July 14, 2003
    ING GET Fund - Series V                                 March 13, 2003

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                         June 9, 2003

ING INVESTORS TRUST
    Fund for Life Series                                   January 6, 2003
    ING AIM Mid Cap Growth Portfolio                       January 6, 2003
    ING Alliance Mid Cap Growth Portfolio                  January 6, 2003
    ING American Funds Growth Portfolio                  September 2, 2003
    ING American Funds Growth-Income Portfolio           September 2, 2003
    ING American Funds International Portfolio           September 2, 2003
    ING Capital Guardian Large Cap Value Portfolio        January 13, 2003
    ING Capital Guardian Managed Global Portfolio         January 13, 2003
    ING Capital Guardian Small Cap Portfolio              January 13, 2003
    ING Developing World Portfolio                        January 13, 2003
    ING Eagle Asset Value Equity Portfolio                 January 6, 2003
    ING FMR(SM) Diversified Mid Cap Portfolio              January 6, 2003
    ING Goldman Sachs Internet Tollkeeper(SM) Portfolio    January 6, 2003
    ING Hard Assets Portfolio                             January 13, 2003
    ING International Portfolio                           January 13, 2003
    ING Janus Growth and Income Portfolio                 January 13, 2003
    ING Janus Special Equity Portfolio                    January 13, 2003
    ING Jennison Equity Opportunities Portfolio            January 6, 2003
    ING JPMorgan Fleming Small Cap Equity Portfolio       January 13, 2003
    ING Julius Baer Foreign Portfolio                     January 13, 2003
    ING Limited Maturity Bond Portfolio                    January 6, 2003
    ING Liquid Assets Portfolio                            January 6, 2003
    ING Marsico Growth Portfolio                          January 13, 2003
    ING Mercury Focus Value Portfolio                      January 6, 2003
    ING Mercury Fundamental Growth Portfolio               January 6, 2003
    ING MFS Mid Cap Growth Portfolio                      January 13, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

    ING MFS Research Portfolio                            January 13, 2003
    ING MFS Total Return Portfolio                        January 13, 2003
    ING PIMCO Core Bond Portfolio                         January 13, 2003
    ING Salomon Brothers All Cap Portfolio                 January 6, 2003
    ING Salomon Brothers Investors Portfolio               January 6, 2003
    ING T. Rowe Price Capital Appreciation Portfolio      January 13, 2003
    ING T. Rowe Price Equity Income Portfolio             January 13, 2003
    ING UBS U.S. Balanced Portfolio                        January 6, 2003
    ING Van Kampen Global Franchise Portfolio             January 13, 2003
    ING Van Kampen Growth and Income Portfolio            January 13, 2003
    ING Van Kampen Real Estate Portfolio                  January 13, 2003
                                                          January 13, 2003
ING MAYFLOWER TRUST
    ING Growth + Value Fund                                   June 9, 2003

ING MUTUAL FUNDS
    ING Foreign Fund                                          July 1, 2003
    ING Global Equity Dividend Fund                      September 2, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio - Series 1                   June 13, 2003
    ING GET U.S. Core Portfolio - Series 2               September 2, 2003
    ING GET U.S. Core Portfolio - Series 3                      TBD
    ING GET U.S. Core Portfolio - Series 4                      TBD
    ING GET U.S. Core Portfolio - Series 5                      TBD
    ING GET U.S. Core Portfolio - Series 6                      TBD
    ING GET U.S. Opportunity Portfolio - Series 1               TBD
    ING GET U.S. Opportunity Portfolio - Series 2               TBD

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                   June 2, 2003
    ING Aeltus Money Market Fund                              June 2, 2003
    ING Balanced Fund                                         June 2, 2003
    ING Bond Fund                                             June 2, 2003
    ING Classic Principal Protection Fund I                   June 2, 2003
    ING Classic Principal Protection Fund II                  June 2, 2003
    ING Classic Principal Protection Fund III                 June 2, 2003
    ING Classic Principal Protection Fund IV                  June 2, 2003
    ING Government Fund                                       June 2, 2003
    ING Growth Fund                                           June 9, 2003
    ING Growth & Income Fund                                  June 9, 2003
    ING Index Plus LargeCap Fund                              June 9, 2003
    ING Index Plus MidCap Fund                                June 9, 2003
    ING Index Plus Protection Fund                            June 2, 2003
    ING Index Plus SmallCap Fund                              June 9, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

    ING Small Company Fund                               June 9, 2003
    ING Strategic Allocation Balanced Fund               June 2, 2003
    ING Strategic Allocation Growth Fund                 June 2, 2003
    ING Strategic Allocation Income Fund                 June 2, 2003
    ING Technology Fund                                  June 2, 2003
    ING Value Opportunity Fund                           June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                          July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Growth Portfolio         July 7, 2003
    ING VP Strategic Allocation Balanced Portfolio       July 7, 2003
    ING VP Strategic Allocation Income Portfolio         July 7, 2003

ING VP BOND PORTFOLIO                                    July 7, 2003

ING VP MONEY MARKET PORTFOLIO                            July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                   July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
    ING VP Growth Portfolio                              July 7, 2003
    ING VP Index Plus LargeCap Portfolio                 July 7, 2003
    ING VP Index Plus MidCap Portfolio                   July 7, 2003
    ING VP Index Plus SmallCap Portfolio                 July 7, 2003
    ING VP Small Company Portfolio                       July 7, 2003
    ING VP Technology Portfolio                          July 7, 2003
    ING VP Value Opportunity Portfolio                   July 7, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.